EXHIBIT 32.2



                Certification of Periodic Financial Report by
          Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
     as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, George R. Kirkland, Senior Vice-President and Treasurer of Southwest Georgia Financial Corporation certify that:

(1) The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                                  By:   /s/George R. Kirkland
                                        George R. Kirkland
                                        Senior Vice-President and Treasurer
                                        (Chief Financial Officer)
                                        Southwest Georgia Financial Corporation
August 11, 2006